Victory Funds

Victory S&P 500 Index Fund

(the "Fund")

Supplement dated September 16, 2022

to the Summary Prospectus dated November 1, 2021 ("Summary Prospectus")

Effective September 16, 2022, Free Foutz has been added as a Portfolio Implementation Manager to the Fund. The following replaces the section titled "Management of the Fund – Portfolio Managers" found in the Summary Prospectus.

Portfolio Managers

	Title	Tenure with the Fund
Mannik Dhillon, CFA, CAIA®	President, VictoryShares and	Since 2018
Solutions
Portfolio Implementation
Free Foutz	Manager, VictoryShares and	Since September 2022
Solutions

If you wish to obtain more information, please call the Victory Funds at 800-539-FUND (800-539-3863) or your financial advisor.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.